Net income per share	12 Months Ended
Dec. 31, 2017
Net income per share
Net income per share

17. Net income per share

The Company’s basic and diluted net income per share is calculated as follows:

	Years Ended December 31,
	2017	2016	2015
Net income	$243,503	$86,252	$106,386
Weighted-average number of common shares for basic net income per share	96,859,516	96,533,368	96,257,749
Incremental effect of dilutive common stock equivalents:
Unexercised stock options	1,285,701	915,488	1,096,085
Unvested restricted stock awards	469,884	328,210	281,705

Weighted-average number of shares for diluted net income per share	98,615,101	97,777,066	97,635,539

Net income per share - basic	$2.51	$0.89	$1.11
Net income per share - diluted	$2.47	$0.88	$1.09

A total of 1,670,288 and 1,107,999 weighted average unexercised stock options were outstanding at December 31, 2017 and 2016, respectively, but were not included in the computation of diluted net income per share because the awards were anti-dilutive.